UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

AKAMAI TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27275	04-3432319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 Broadway
Cambridge, MA 02142
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 444-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Anthropic Master Services Agreement

On September 18, 2026, Akamai Technologies, Inc. (the “Company”) and Anthropic, PBC (“Anthropic”) entered into Project Plan 2 and Project Plan 3 (each a “Project Plan” and, collectively, the “Project Plans”) under the existing Master Services Agreement between the Company and Anthropic, dated as of May 5, 2026 (the “Anthropic MSA”), pursuant to which the Company provides Anthropic with dedicated cloud computing capacity and related managed support services. Subject to any termination described below and satisfaction of certain delivery and service availability requirements, Anthropic has committed to pay the Company approximately $11.6 billion in the aggregate under the Project Plans. Each Project Plan has an initial seven-year term commencing on their respective service start dates. The Company has determined that the Anthropic MSA is a material agreement within the meaning of Item 1.01 of Form 8-K because the Anthropic MSA is no longer immaterial in amount or significance to the Company.

The Company may terminate the Anthropic MSA upon an uncured breach by Anthropic. Anthropic may terminate the Anthropic MSA upon a material uncured breach by the Company or upon a change of control of the Company in favor of a direct competitor of Anthropic. Either party may terminate the Anthropic MSA if the other party becomes the subject of a bankruptcy, insolvency, receivership or similar proceeding, or in the event no project plan under the Anthropic MSA remains in effect. Each Project Plan is subject to the termination rights under the Anthropic MSA, provided that (i) the termination of either Project Plan 2 or Project Plan 3 by the Company due to Anthropic’s material uncured breach of such Project Plan shall only result in the termination of such Project Plan (and not the Anthropic MSA or any other project plan) and (ii) if the Anthropic MSA is terminated by either party due to a breach of the Anthropic MSA or any project plan thereunder (including the Project Plans), each Project Plan that is not the subject of that breach shall continue in effect as a separate agreement subject to the applicable terms and conditions of the Anthropic MSA. In addition, Anthropic may terminate each Project Plan upon notice of a material outage, subject to certain conditions. The Anthropic MSA contains customary provisions regarding representations and warranties, service levels, confidentiality, data security, indemnification and limitations on liability.

The foregoing description of the Anthropic MSA does not purport to be complete and is qualified in its entirety by reference to the full text of the Anthropic MSA, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Warrant Agreement

On September 18, 2026 (the “Issue Date”), in connection with the entry by the Company and Anthropic into Project Plan 3, the Company entered into a Warrant Agreement (the “Warrant Agreement”) with Anthropic, pursuant to which the Company issued to Anthropic a warrant (the “Warrant”) to purchase up to 387,051 shares (the “Warrant Shares”) of the Company’s Series B Non-Voting Convertible Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”), at an exercise price of $2,226.60 per Warrant Share, representing the volume-weighted average price of the Company’s common stock, par value $0.01 per share (the “Common Stock”), on The Nasdaq Stock Market over the 30 consecutive trading days immediately preceding the Issue Date, multiplied by 20, the number of shares of Common Stock into which each Warrant Share is initially convertible as described below.

The Warrant will vest and become exercisable in four tranches based upon the commitment by Anthropic to the Company of additional commercial contractual value (or, in the case of the first tranche representing 40% of the Warrant Shares, upon the first payment by Anthropic or its subsidiaries or affiliates to the Company under Project Plan 3), subject to certain conditions, including that the Anthropic MSA remain in effect. The three remaining tranches, each representing 20% of the Warrant Shares, will vest and become exercisable successively upon each additional $3.0 billion of contractual value committed by Anthropic to the Company under the Anthropic MSA. Exercises of the Warrant must be settled by Anthropic’s payment to the Company of the aggregate exercise price per Warrant Share in cash. The vested portion of the Warrant is exercisable in whole or in part at any time until the seventh anniversary of the Issue Date. The Warrant and the Warrant Shares are only transferable to Anthropic and its wholly owned subsidiaries, and the Warrant Shares can only be converted into Common Stock when transferred to entities or persons other than Anthropic and its wholly owned subsidiaries, subject to certain additional transfer limitations as described in the Warrant Agreement.

The foregoing description of the Warrant and the Warrant Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Warrant Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Series B Preferred Stock

In connection with the issuance of the Warrant, on the Issue Date, the Company filed a Certificate of Designations with the Secretary of State of the State of Delaware establishing the special rights, preferences, privileges and restrictions of the Series B Preferred Stock and designating 387,051 shares of preferred stock as Series B Preferred Stock (the “Certificate of Designations”). The Certificate of Designations became effective upon filing.

Each share of Series B Preferred Stock is initially convertible into 20 shares of Common Stock (the “Conversion Rate”) in accordance with the Certificate of Designations, such that the Warrant Shares represent up to 7,741,020 shares of Common Stock on an as-converted basis. The Conversion Rate is subject to customary anti-dilution adjustments for stock splits, combinations, stock dividends and reclassifications. Shares of Series B Preferred Stock convert automatically into Common Stock only upon a transfer by a holder to a person other than Anthropic and its wholly owned subsidiaries or if a holder ceases to be Anthropic or a wholly owned subsidiary of Anthropic. No transfer of shares of Series B Preferred Stock to Anthropic or its wholly owned subsidiaries will cause any conversion of such shares into shares of Common Stock, nor do holders have a right to convert shares of Series B Preferred Stock into Common Stock at their election. Holders of Series B Preferred Stock are entitled to receive dividends and other distributions if paid on the Common Stock, in an amount per share equal to the Conversion Rate then in effect multiplied by the per share amount of the dividend or distribution paid on the Common Stock. Upon any liquidation, dissolution or winding up of the Company, and subject to the prior rights of holders of any class or series of the Company’s stock ranking senior to the Series B Preferred Stock, holders of Series B Preferred Stock are entitled to a liquidation preference of $0.01 per share, after which they participate with the holders of Common Stock on an as-converted basis. The Series B Preferred Stock has no voting rights except as expressly required by the Delaware General Corporation Law.

The foregoing description of the Series B Preferred Stock does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Certificate of Designations, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Lenovo Agreement

On September 23, 2026, the Company and Lenovo Global Technologies Ireland International Limited (“Lenovo”) entered into a Master Product and Services Agreement (the “Lenovo MPSA”) and Statement of Work No. 1 thereunder (the “Lenovo SOW” and, together with the Lenovo MPSA, the “Lenovo Agreement”), pursuant to which Lenovo will provide the Company and certain of its affiliates with hardware products, software programs and related services.

The Lenovo MPSA has an initial term of three years and will remain in force for so long as any statement of work is in effect. The Lenovo SOW has a term of seven years. Either party may terminate the Lenovo Agreement upon an uncured material breach by the other party. The Company may also terminate the Lenovo MPSA or any statement of work thereunder for convenience, subject to certain notice requirements and payment of specified termination costs described therein. The Lenovo Agreement contains customary provisions regarding representations and warranties, product warranties, confidentiality, data protection and security, intellectual property, indemnification (including for third-party intellectual property infringement claims), insurance and limitations on liability.

The foregoing description of the Lenovo Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Lenovo Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Jabil Agreement

On September 24, 2026, the Company and Jabil Inc. (“Jabil”) entered into a Build Request (the “Build Request”) under the existing Master Services Agreement between the Company and Jabil, dated as of May 23, 2019 (the “Jabil MSA”) and Amended and Restated Statement of Work No. 1, effective as of July 30, 2021 (the “Jabil SOW” and, together with the Jabil MSA, the “Jabil Agreement”), pursuant to which Jabil provides the Company with contract manufacturing and related services, including the manufacture of customized server hardware and warranty, spare parts and repair services. Pursuant to the Build Request, the Company has authorized Jabil to purchase approximately $1.7 billion of memory components, with the Company paying Jabil all corresponding supplier invoice amounts upon Jabil’s receipt of such components. Pending use, Jabil will hold such components in consignment as bailee for the Company and will repurchase such components from the Company at cost as they are utilized. The Company has determined that the Jabil Agreement is a material agreement within the meaning of Item 1.01 of Form 8-K because the Jabil Agreement is no longer immaterial in amount or significance to the Company.

The Jabil Agreement continues in effect for so long as any statement of work thereunder remains active. Each statement of work under the Jabil Agreement (including the Jabil SOW, pursuant to which the Build Request was issued) has an initial term of one year and automatically renews for successive one-year periods unless terminated. Either party may terminate the Jabil Agreement and all statements of work then in effect (i) upon prior written notice, (ii) upon an uncured material breach by the other party, (iii) if the other party becomes the subject of a bankruptcy, insolvency, receivership or similar proceeding, or (iv) in the case of an uncured force majeure event. The Jabil Agreement contains customary provisions regarding representations and warranties, product warranties, delivery and service levels, confidentiality, intellectual property ownership and assignment, indemnification (including for third-party intellectual property infringement claims), insurance and limitations on liability. The Build Request contains provisions regarding disposal and carrying costs of unconsumed inventory and amends product warranties with respect to products ordered thereunder.

The foregoing description of the Jabil Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Jabil Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2026.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the Warrant Agreement and the Series B Preferred Stock is incorporated by reference into this Item 3.02.

The Warrant was issued to Anthropic in consideration of Anthropic’s entry into Project Plan 3. No underwriter or placement agent participated in the issuance of the Warrant and no underwriting discounts or commissions were paid. The Warrant was issued, and any Warrant Shares will be issued, under the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2), in reliance on representations made by Anthropic and without any general solicitation or general advertising. Neither the Warrant nor the Warrant Shares may be offered or sold in the United States absent registration under the Securities Act or an applicable exemption therefrom.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the Series B Preferred Stock is incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On September 24, 2026, the Company issued a press release announcing the transaction with Anthropic described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company will host a conference call today at 5:30 p.m. Eastern Time that can be accessed through 1-833-634-5020 (or 1-412-902-4238 for international calls) and using passcode Akamai Technologies Call. A live webcast of the call may be accessed at www.akamai.com in the Investor Relations section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-669-9658 (or 1-412-317-0088 for international calls) and using passcode 2566572. The archived webcast of this event may be accessed through the Akamai website.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

3.1	Certificate of Designations for the Series B Non-Voting Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware and effective September 18, 2026.

4.1†*	Warrant Agreement, dated September 18, 2026, by and between the Company and Anthropic.

99.1	Press release dated September 24, 2026.

104	Cover page interactive data file (the cover page XBRL tags are embedded within the inline XBRL document)

†	Portions of this exhibit (indicated by asterisks) have been redacted in compliance with Item 601(b)(10)(iv) of Regulation S-K.
*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish a copy of all omitted schedules and exhibits upon request by the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and the future results of the Company. All statements other than statements of historical facts are statements that could be deemed forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the Company’s capabilities, the expected benefits of the transaction to the Company, the potential impact of the issuance of the Warrant, the potential expansion of the relationship between the Company and Anthropic and the impact of the transaction on the Company’s financial condition and financial guidance. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of the Company’s management as of the date hereof based on information currently available to the Company’s management. Use of words such as “believes,” “could,” “expects,” “anticipates,” “intends,” “plans,” “seeks,” “projects,” “estimates,” “should,” “would,” “forecasts,” “if,” “continues,” “goal,” “likely,” “may,” “will,” variations of such words or similar expressions are intended to identify a forward-looking statement. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions. Actual results may differ materially from the forward-looking statements the Company makes as a result of various factors, including, but not limited to: the Company being unable to achieve the anticipated benefits of the transaction; the Company’s capabilities failing to meet expectations, including due to defects, security breaches, delays in performance or other similar problems; effects of competition, including pricing pressure, data center capacity and changing business models; impact of macroeconomic trends, including economic uncertainty, turmoil in the financial services industry, the effects of inflation, rising and fluctuating interest rates, foreign currency exchange rate fluctuations, securities market volatility and monetary supply fluctuations; potential cash flow constraints and the ability to raise capital; continuing supply chain and logistics costs, constraints, changes or disruptions; defects or disruptions in the Company’s products or IT systems, including cyber-attacks, data breaches or malware; changes to economic, political and regulatory conditions in the United States or internationally; and other factors that are discussed in the company’s most recent Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and other documents filed with the Securities and Exchange Commission. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKAMAI TECHNOLOGIES, INC.

By:	/s/ Aaron S. Ahola
Name:	Aaron S. Ahola
Title:	Executive Vice President, General Counsel and Corporate Secretary

September 24, 2026